Manor
                                                  Investment
                                                 Funds, Inc.




                                          1st Quarter Report
                                                        1998



                                                Fund Office:
                                          15 Chester Commons
                                           Malvern, PA 19355
                              610-722-0900      800-787-3334



                                                 Managed By:
                               Morris Capital Advisors, Inc.



                Manor Investment Funds, Inc.
                     15 Chester Commons
                     Malvern, PA  19355


                                               March 31,1998

Dear Fellow Shareholders:

     "A year's worth of return in only three months." That is how the Wall Street Journal described the performance of the stock market for the 1st Quarter of 1998, and I agree. Before the year began I counseled clients not to expect much more than a 10% return for the year, slightly below the average annual return of 12.5% in the stock market since 1925. We exceeded both figures for the quarter, despite slowing corporate profits and some high profile earnings disappointments.

     I am pleased to report that your Fund appreciated 13.0% during the quarter, outperforming the Lipper Growth and Income Mutual Fund average by 1.6%. This was the best quarter in our history as we outperformed all but 6 of the 23 managed stock funds at Vanguard, including Prime Cap and the Windsor Funds.

     I continue to believe that our patient investing style serves the best interests of our shareholders over the long-term. We look for good companies at attractive prices, with the potential to grow. Among our top performers during the quarter were McDonalds, Pfizer, Sears, and Merck. McDonalds and Sears rebounded after underperforming last year when investors focused on their problems, rather than the value of their underlying business. Pfizer and Merck were purchased at attractive levels during the market decline last Fall.

     I am pleased to report that the Manor Fund continued to grow during this recent quarter, and now has $1.9 million in total assets. This growth is the result of new shareholder contributions and appreciation of your existing shares. I thank each of you for contributing to our success.


                                   Sincerely,
                                   Daniel A. Morris
                 Manor Investment Funds, Inc
                  Portfolio of Investments
                       March 31, 1998

Common and      94.9 %           Market
Preferred                         Value
Stock
Consumer Staples  7.4 %
      750  Coca Cola          $  58,078
      680  Gillette              80,707
                                138,785
Retail  9.1 %
      850  Kmart Preferred       53,337
           Class T
    1,340  McDonalds             80,400
      660  Sears, Roebuck &      37,909
                                171,646
Medical 7.2 %
      430  Merck                 55,121
      810  Pfizer                80,747
                                135,868
Automobile 10.2 %
    1,500  Chrysler              62,437
      930  General Motors        63,007
      880  Goodyear Tire         66,660
                                192,104
Basic Materials  3.6 %
    1,000  DuPont                68,000
                                 68,000
Construction      4.6%
    1,460  Masco                 86,870
                                 86,870
Multi-Industry  10.3 %
    1,860  Allied Signal         78,120
    1,330  General Electric     114,629
                                192,749
Computer 10.6 %
      980  Hewlett-Packard       62,108
      700  Int. Bus. Machines    72,712
      830  Intel                 64,792
                                199,612
Aerospace 0.2 %
       59  Raytheon               3,356
                                  3,356
Oils 2.9 %
      680  Chevron               54,613
                                 54,613
Finance 25.7 %
    1,070  Allstate Insurance    98,373
    1,560  Conseco               88,335
    3,450  MBNA Corp.           123,553
    1,970  Travelers, Inc.      118,200
    2,150  US F&G Corp.          53,616
                                482,077
Transportation    2.9 %
      460  Delta Airlines        54,395
                                 54,395

Total Common                  1,780,075
        & Preferred Stock

Cash and Cash Equivalents   5.1 %
           FNB West Chester      19,597
           Demand Deposit
           FNB West Chester      76,420
           Investor's Choice
                                 96,017

Total Portfolio           $   1,876,092




Top Five Holdings                      Top Five Industries
March 31, 1998                              March 31, 1998
                          % of                        % of
Company     Industry       Net        Industry         Net
                         Assets                      Assets

MBNA Corp.  Finance      6.4 %        Finance         25.7%
Travelers   Finance      6.4 %        Computer        10.6%
General     Multi-       6.1 %        Multi-          10.3%
Electric    Industry                  Industry
Allstate    Finance      5.3 %        Automobile      10.2%
Conseco     Finance      4.7 %        Retail         9.0 %%








                       Total     Total     Total
                      Return    Return    Return
                           3         6     Since
                      Months    Months Inception

Manor Investment     13.00 %   13.60 %   20.35 %
Funds

Lipper Growth &      11.40 %   12.49 %   25.10 %
Income Fund Index

S&P 500 Index        13.95 %   17.10 %   31.45 %